UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2012

HAMILTON BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-182151	46-0543309
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:                                                                                     (410) 823-4510

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 4, 2012, Hamilton Bancorp, Inc. (the “Company”), the proposed holding company for Hamilton Bank (the “Bank”), issued a press release announcing that the Bank’s members approved the plan of conversion pursuant to which the Bank will convert to the stock holding company form of organization. The Company, a Maryland corporation, also announced that it has received orders to purchase common stock sufficient to complete the offering being conducted in connection with the conversion of the Bank.  The Company expects that the conversion will close on Wednesday, October 10, 2012, and that shares of Hamilton Bancorp, Inc. common stock will begin trading later that same day on the NASDAQ Capital Market under the symbol “HBK.”  A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release dated October 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: October 4, 2012	By: /s/ John P. Marzullo
John P. Marzullo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 4, 2012